UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 20 2009

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33749	26-0500600
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Manhattanville Road, Purchase, NY	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 272-8067

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

           On October 20, 2009, Retail Opportunity Investments Corp. (f/k/a NRDC Acquisition Corp.), a Delaware corporation (the “Company” ) (NYSE Amex: NAQ), announced that at the special meetings of its stockholders and warrantholders, each of the proposals presented at the special meetings were approved by its stockholders and warrantholders, including the transactions contemplated by its previously announced Framework Agreement (the “Framework Transactions”), the Company’s name change to Retail Opportunity Investments Corp., and the amendments to the Company’s warrants.

           The press release announcing the approval of the proposals by the Company’s stockholders and warrantholders is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

           (d)      Exhibits:

Exhibit No.	Description

99.1	Press release of Retail Opportunity Investments Corp. dated October 20, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: October 20, 2009	By:	/s/ Stuart Tanz
Stuart Tanz
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Retail Opportunity Investments Corp. dated October 20, 2009.